Exhibit 99.1

Access National Q1 Earnings Rise 13%, Declares Dividend

RESTON, Va.--(BUSINESS WIRE)--April 15, 2016--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported first quarter 2016 net income of $4.1 million, or $0.39 per common share. This represents the Corporation’s 63rd consecutive quarterly profit over its 65 quarter history. Consistent with management’s stated objective of a 40%-50% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.15 per share for holders of record as of May 2, 2016 and payable on May 25, 2016. The routine dividend reflects Management’s favorable performance outlook and comfort with a favorable capital position.

First quarter 2016 pretax earnings rose by $739 thousand or 13.4% when compared to first quarter 2015 pretax earnings. First quarter 2016 pretax income for the banking segment rose $563 thousand from first quarter 2015 due to increases in net interest income of $1.1 million and other income of $217 thousand due largely to returns on the Bank’s investments in Small Business Investment Companies. These increases were partially offset by an increase in salaries and benefits of $696 thousand due to addition of staffing throughout the third and fourth quarters of 2015. The mortgage segment’s pretax earnings increase of $104 thousand over first quarter 2015 was due mainly to an increase in gains recorded on secondary mortgage activity due to more favorable gain on sale margins.

The net interest margin decreased from 3.72% to 3.61% when comparing first quarter 2015 to first quarter 2016. On a linked quarter basis, the margin decreased from 3.63% for the three months ended December 31, 2015 when compared to 3.61% for the three months ended March 31, 2016.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.35% and 1.36% for the three month periods ended March 31, 2016 and 2015, respectively. Meanwhile, the annualized return on average equity was 14.75% and 14.19% for the three month periods ended March 31, 2016 and 2015, respectively.

Total assets were $1.2 billion at March 31, 2016 and grew $38.5 million and $147.8 million when compared to December 31, 2015 and March 31, 2015, respectively. The $38.5 million growth in assets since December 31, 2015 was due mainly to an increase in loans held for investment of $27.2 million and a $5.8 million increase in loans held for sale. An increase in loans held for investment of $120.5 million and a $35.7 million growth in investment securities was partially offset by a decrease of $7.2 million in loans held for sale when comparing first quarter 2016 to first quarter 2015. Commercial loan growth continues to remain the leading driver of a year over year growth rate of loans held for investment of 15.2%.

Total deposits at March 31, 2016 were $960.5 million, an increase of $46.7 million and $174.1 million when compared to December 31, 2015 and March 31, 2015, respectively. At March 31, 2016, non-interest bearing deposits were $335.2 million, an increase of $27.4 million from the December 31, 2015 figure and an increase of $44.9 million from the March 31, 2015 figure. The year-over-year growth rate in non-interest bearing deposits of 15.5% was due to management’s continued focus on expanding business banking relationships. Interest bearing deposits increased to $625.2 million at March 31, 2016, an increase of $19.3 million since December 31, 2015 and an increase of $129.2 million when compared to the March 31, 2015 balances. A targeted marketing campaign was the majority of the reason for growth in this category which saw a year-over-year increase in savings and money market accounts of $46.2 million and an increase in time deposits of $34.2 million. The remainder of the year-over-year increase is attributable to increased funding in the wholesale market of $52.4 million.

Non-performing assets (NPAs) increased to $7.3 million at March 31, 2016 from $6.8 million at March 31, 2015, representing 0.60% and 0.63% of total assets, respectively. Reflected in the NPA figure at March 31, 2016 is other real estate owned totaling $129 thousand. Access Real Estate, LLC also had other real estate owned with a carrying value of $500 thousand at March 31, 2016. The allowance for loan loss was $13.6 million and $13.3 million at March 31, 2016 and March 31, 2015, respectively, and represented 1.49% and 1.68% of total loans held for investment at March 31, 2016 and 2015, respectively.

Book value per common share increased from $9.75 at March 31, 2015 to $10.79 at March 31, 2016. The tangible common equity ratio for Access National Corporation and its subsidiary bank was 9.23% at March 31, 2016, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the Company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	March 31,	December 31,	March 31,
	2016	2015	2015
(In Thousands Except for Share and Per Share Data)	(Unaudited)	(Audited)	(Unaudited)

ASSETS

Cash and due from banks	$14,522	$11,291	$11,324

Interest-bearing balances and federal funds sold	27,110	24,598	33,602

Investment securities:
Available-for-sale, at fair value	162,720	160,162	122,027
Held-to-maturity, at amortized cost (fair value of $9,487, $14,314 and $14,524)	9,295	14,287	14,304
Total investment securities	172,015	174,449	136,331

Restricted Stock, at amortized cost	7,159	7,259	8,321

Loans held for sale - at fair value	49,977	44,135	57,151

Loans held for investment net of allowance for loan losses of $13,614, $13,563 and $13,331, respectively	901,068	873,915	780,883

Premises, equipment and land, net	6,852	6,689	6,889

Other assets	38,332	36,212	34,701

Total assets	$1,217,035	$1,178,548	$1,069,202

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$335,219	$307,797	$290,294

Savings and interest-bearing deposits	308,986	293,711	246,806

Time deposits	316,252	312,236	249,219

Total deposits	960,457	913,744	786,319

Short-term borrowings	77,467	91,129	160,529

Long-term borrowings	55,000	55,000	10,000

Other liabilities and accrued expenses	10,070	9,537	9,764

Total Liabilities	1,102,994	1,069,410	966,612

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,570,056, 10,544,751 and 10,517,876, respectively	8,826	8,805	8,782

Additional paid in capital	20,386	19,953	19,378

Retained earnings	83,897	81,385	74,276

Accumulated other comprehensive income (loss), net	932	(1,005)	154

Total shareholders' equity	114,041	109,138	102,590

Total liabilities and shareholders' equity	$1,217,035	$1,178,548	$1,069,202

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended
	March 31, 2016	March 31, 2015
(In Thousands Except for Share and Per Share Data)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$10,876	$9,434

Interest on federal funds sold and bank balances	70	27

Interest and dividends on securities	1,035	815
Total interest income	11,981	10,276

INTEREST EXPENSE
Interest on deposits	1,150	733

Interest on other borrowings	281	101
Total interest expense	1,431	834
Net interest income	10,550	9,442

Provision for loan losses	-	-
Net interest income after provision for loan losses	10,550	9,442

NONINTEREST INCOME
Service charges and fees	260	197

Gain on sale of loans	3,830	3,571

Other Income	2,729	2,537
Total noninterest income	6,819	6,305

NONINTEREST EXPENSE
Salaries and benefits	7,668	6,717

Occupancy and equipment	761	754

Other operating expense	2,700	2,775
Total noninterest expense	11,129	10,246
Income before income tax	6,240	5,501

Income tax expense	2,145	1,928
NET INCOME	4,095	3,573

Earnings per common share:
Basic	$0.39	$0.34
Diluted	$0.39	$0.34

Average outstanding shares:
Basic	10,553,150	10,473,366
Diluted	10,606,359	10,517,222

Performance and Capital Ratios

	Three Months	Three Months	Three Months	Three Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars In Thousands)	2016	2015	2015	2015	2015	2015

Return on average assets (annualized)	1.35%	1.35%	1.40%	1.44%	1.36%	1.39%
Return on average equity (annualized)	14.75%	14.53%	15.09%	15.54%	14.19%	14.83%
Net interest margin	3.61%	3.63%	3.70%	3.67%	3.72%	3.68%
Efficiency ratio - Bank only	51.20%	51.51%	50.93%	48.66%	50.51%	50.41%
Total average equity to earning assets	9.50%	9.60%	9.57%	9.58%	9.93%	9.67%
Tangible common equity ratio	9.23%	9.12%	9.50%	8.85%	9.47%	9.12%

Averages
Assets	$1,208,864	$1,161,080	$1,129,074	$1,108,029	$1,050,296	$1,112,470
Loans held for investment	905,382	866,402	833,341	814,393	781,990	824,288
Loans held for sale	34,607	30,719	40,465	59,154	38,065	42,076
Interest-bearing deposits & federal funds sold	52,862	50,678	59,216	54,026	46,828	52,716
Investment securities	176,448	174,838	158,839	142,644	147,385	156,010
Earning assets	1,169,183	1,122,915	1,092,472	1,070,016	1,014,351	1,075,284
Interest-bearing deposits	612,021	614,775	600,854	535,671	499,467	563,112
Total deposits	920,528	939,403	925,617	839,035	760,105	866,695
Repurchase agreements & federal funds purchased	17,442	20,961	21,928	22,506	22,695	22,017
FHLB short term borrowings	86,429	28,261	58,207	125,736	157,555	91,992
FHLB long-term borrowings	64,615	54,511	10,000	10,000	556	18,890
Equity	$111,068	$107,823	$104,569	$102,560	$100,754	$103,948

Allowance for loan losses/loans held for investment	1.49%	1.53%	1.59%	1.62%	1.68%	1.53%
Total NPA	$7,349	$7,417	$6,616	$7,427	$6,784	$7,417
NPA to total assets	0.60%	0.63%	0.59%	0.64%	0.63%	0.63%

Mortgage loan originations and brokered loans	$106,622	$105,128	$119,855	$145,223	$114,541	$484,747
Gain on sale of mortgage loans net hedging activity	$3,235	$4,291	$5,220	$5,959	$3,058	$18,528
Allowance for losses on mortgage loans sold	$1,029	$1,029	$1,179	$1,187	$1,187	$1,029

Wealth Management segment - assets under management	$611,000	$611,000	$508,000	$546,000	$523,000	$611,000

Book value per common share	$10.79	$10.35	$10.23	$9.94	$9.75	$10.35

Composition of Loan Portfolio

	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$217,954	23.83%	$219,877	24.77%	$223,801	25.22%	$222,012	26.61%	$210,131	26.46%
Commercial real estate - non-owner occupied	153,433	16.77	147,580	16.63	137,081	15.45	134,585	16.13	123,387	15.54
Residential real estate	202,858	22.18	201,447	22.70	196,580	23.15	198,418	23.79	191,914	24.16
Commercial	258,520	28.26	242,527	27.33	225,147	25.37	223,756	26.82	219,623	27.65
Real estate construction	72,055	7.88	66,003	7.44	57,664	6.50	47,037	5.64	43,290	5.45
Consumer	9,862	1.08	10,044	1.13	8,764	0.99	8,434	1.01	5,869	0.74
Total loans	$914,682	100.00%	$887,478	100.00%	$849,037	96.67%	$834,242	100.00%	$794,214	100.00%
Less allowance for loan losses	13,614		13,563		13,474		13,509		13,331
	$901,068		$873,915		$835,563		$820,733		$780,883

Composition of Deposits

	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$335,219	34.90%	$307,797	33.69%	$334,225	35.88%	$339,266	37.47%	$290,294	36.92%
Interest-bearing demand deposits	123,876	12.90	127,980	14.00	120,400	12.93	110,294	12.18	127,504	16.21
Savings and money market	149,679	15.59	150,021	16.42	141,953	15.24	113,909	12.58	103,460	13.16
CDARS-time deposit	67,540	7.03	73,017	7.99	67,213	7.22	90,523	10.00	127,669	16.24
CDARS-non maturity deposits	35,238	3.67	15,517	1.70	15,501	1.66	15,647	1.73	15,632	1.99
Brokered deposits	106,150	11.05	103,390	11.31	117,598	12.63	113,402	12.53	13,213	1.68
Time deposits	142,755	14.86	136,022	14.89	134,545	14.44	122,361	13.51	108,547	13.80
Total Deposits	$960,457	100.00%	$913,744	100.00%	$931,435	100.00%	$905,402	100.00%	$786,319	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	March 31, 2016			March 31, 2015
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$176,332	$1,035	2.35%	$147,468	$815	2.21%
Loans held for sale	34,607	344	3.98%	38,065	362	3.80%
Loans(1)	905,382	10,532	4.65%	781,990	9,072	4.64%
Interest-bearing balances and federal funds sold	52,862	70	0.53%	46,828	27	0.23%
Total interest-earning assets	1,169,183	11,981	4.10%	1,014,351	10,276	4.05%
Noninterest-earning assets:
Cash and due from banks	11,707			9,906
Premises, land and equipment	6,676			6,898
Other assets	34,878			32,478
Less: allowance for loan losses	(13,580)			(13,337)
Total noninterest-earning assets	39,681			35,945
Total Assets	$1,208,864			$1,050,296

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$124,982	$107	0.34%	$120,685	$65	0.22%
Money market deposit accounts	142,221	98	0.28%	110,503	54	0.20%
Savings accounts	34,698	47	0.54%	7,848	7	0.36%
Time deposits	310,120	898	1.16%	260,431	607	0.93%
Total interest-bearing deposits	612,021	1,150	0.75%	499,467	733	0.59%
Borrowings:
FHLB short-term borrowings	86,429	123	0.57%	157,555	94	0.24%
Securities sold under agreements to repurchase and federal funds purchased	17,442	4	0.09%	22,695	5	0.09%
FHLB long-term borrowings	64,615	154	0.95%	556	2	1.44%
Total borrowings	168,486	281	0.67%	180,806	101	0.22%
Total interest-bearing deposits and borrowings	780,507	1,431	0.73%	680,273	834	0.49%
Noninterest-bearing liabilities:
Demand deposits	308,507			260,638
Other liabilities	8,782			8,631
Total liabilities	1,097,796			949,542
Shareholders' Equity	111,068			100,754
Total Liabilities and Shareholders' Equity	$1,208,864			$1,050,296

Interest Spread(2)			3.37%			3.56%

Net Interest Margin(3)		$10,550	3.61%		$9,442	3.72%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Segment Reporting

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
March 31, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$11,756	$344	$-	$4	$(123)	$11,981
Gain on sale of loans	-	3,830	-	-	-	3,830
Other revenues	936	1,247	778	347	(319)	2,989
Total revenues	12,692	5,421	778	351	(442)	18,800

Expenses:
Interest expense	1,436	51	-	67	(123)	1,431
Salaries and employee benefits	3,923	3,185	560	-	-	7,668
Other expenses	1,840	1,069	291	580	(319)	3,461
Total operating expenses	7,199	4,305	851	647	(442)	12,560

Income (loss) before income taxes	$5,493	$1,116	$(73)	$(296)	$-	$6,240

Total assets	$1,185,681	$32,716	$2,686	$17,283	$(21,331)	$1,217,035

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
March 31, 2015	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$10,080	$362	$-	$3	$(169)	$10,276
Gain on sale of loans	-	3,571	-	-	-	3,571
Other revenues	719	1,425	545	346	(301)	2,734
Total revenues	10,799	5,358	545	349	(470)	16,581

Expenses:
Interest expense	838	95	-	64	(169)	828
Salaries and employee benefits	3,227	3,026	464	-	-	6,717
Other expenses	1,804	1,225	213	594	(301)	3,535
Total operating expenses	5,869	4,346	677	658	(470)	11,080

Income (loss) before income taxes	$4,930	$1,012	$(132)	$(309)	$-	$5,501

Total assets	$1,010,045	$60,042	$1,284	$15,741	$(17,910)	$1,069,202

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100